UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 20, 2006
                                                         (March 16, 2006)

                             WILLIAMS CONTROLS, INC.
               (Exact name of Company as specified in its charter)

      OREGON                    0-18083                       84-1099587
-----------------      -------------------------      -------------------------
 (State or other         (Commission File No.)             (I.R.S. Employer
 jurisdiction of                                          Identification No.)
  incorporation)

                             14100 S.W. 72ND AVENUE
                               PORTLAND, OR 97224
                    (Address of principal executive offices)

                                 (503) 684-8600
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 8.01         OTHER EVENTS

On March 20, 2006, Williams Controls, Inc. (the "Company"), issued a press release announcing that on March 16, 2006, Williams Controls, Inc. (the "Company") filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a one-for-six reverse stock split in the Company's common stock. The proposal for the amendment of the Company's Certificate of Incorporation to effect the reverse stock split was previously disclosed in a definitive proxy statement filed with the Securities and Exchange Commission on February 2, 2006, and the proposal was approved at the Company's annual stockholders' and directors' meetings held on March 2, 2006. The reverse stock split was effective as of the date of filing with the Delaware Secretary of State, March 16, 2006, and reduced the number of authorized shares of the Company's common stock from 75,000,000 to 12,500,000 shares.

As a result of the reverse stock split, the Company received notification from the NASDAQ Stock Market that its current trading symbol on the OTC Bulletin Board will change to "WCON," effective as of March 20, 2006. The Company was also notified that its common stock will begin trading on the OTC Bulletin Board on a reverse split basis as of the opening of trading on March 20, 2006. The CUSIP number for the common stock will change to 969465-60-8.

The full text of the Company's press release regarding the foregoing is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

   (d) Exhibits

         99.1     Press Release, dated March 20, 2006


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 20, 2006.

                                    WILLIAMS CONTROLS, INC.

                                    By: /s/ PATRICK W. CAVANAGH
                                        --------------------------------------
                                        Patrick W. Cavanagh
                                        President and Chief Executive Officer



                                  EXHIBIT INDEX

EXHIBIT NO.                    DOCUMENT DESCRIPTION
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    99.1      Press Release, dated March 20, 2006





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